Exhibit 99.1

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview

SECOND QUARTER 2015

Table of Contents

Introduction to Portfolio Overview	1

Investment Following the Quarter	1

Disposition During the Quarter	1

Dispositions Following the Quarter	2

Portfolio Overview	2

Revolving Line of Credit	5

Performance Analysis	6

Transactions with Related Parties	7

Financial Statements	10

Forward Looking Statements	14

Additional Information	14

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

As of December 1, 2015

Introduction to Portfolio Overview

We are pleased to present ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.'s (the "Fund") Portfolio Overview for the quarter ended June 30, 2015.  References to "we," "us," and "our" are references to the Fund, references to the "General Partner" are references to the general partner of the Fund, ICON GP 14, LLC, and references to the "Investment Manager" are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, "Capital Assets") to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund raised $257,646,987 commencing with its initial offering on May 18, 2009 through the closing of the offering on May 18, 2011. During our operating period, we anticipate continuing to invest in Capital Assets. Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investment Following the Quarter

The Fund made the following investment after the quarter ended June 30, 2015:

Challenge Mfg. Company, LLC
Investment Date: Structure: Expiration Date: Purchase Price: The Fund's Investment:	7/10/2015 Lease 7/9/2020 $9,934,000 $3,974,000	Collateral:	Auxiliary suupport equipment and robots used in the production of certain automobiles.

Disposition During the Quarter

The Fund disposed of the following investment during the quarter ended June 30, 2015:

Go Frac, LLC
Structure:	Lease	Collateral:	Oil well fracking, cleaning and services equipment.
Disposition Date:	5/14/2015
The Fund's Investment:	$4,548,000
Total Proceeds Received:	$4,553,000

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Dispositions Following the Quarter

The Fund disposed of the following investments after the quarter ended June 30, 2015:

Vas Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Disposition Date:	7/23/2015
The Fund's Investment:	$6,000,000
Total Proceeds Received:	$4,542,000

NARL Marketing Inc.
Structure:	Loan	Collateral:	A network of bulk fuel storage terminals, convenience store-type gas stations, including related fuel pumps, storage tanks and real estate.
Disposition Date:	8/6/2015
The Fund's Investment:	$3,000,000
Total Proceeds Received:	$3,345,000

Coach Am Group Holdings Corp.
Structure:	Lease	Collateral:	Motor coach buses.
Disposition Date:	8/24/2015
The Fund's Investment:	$10,368,000
Total Proceeds Received:	$15,039,000

Cenveo Corporation
Structure:	Loan	Collateral:	Printing, folding and packaging equipment used in the production of commercial envelopes.
Disposition Date:	9/30/2015
The Fund's Investment:	$9,000,000
Total Proceeds Received:	$10,404,000

Portfolio Overview

As of June 30, 2015, our portfolio consisted of the following investments:

Geden Holdings Limited
Structure:	Lease	Collateral:	A crude oil tanker and two supramax bulk carrier vessels.
Expiration Dates:	6/21/2016
9/30/2017

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

Ezra Holdings Limited
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	6/3/2021

Coach Am Group Holdings Corp.
Structure:	Lease	Collateral:	Motor coach buses.
Expiration Date:	5/31/2015

Höegh Autoliners Shipping AS
Structure:	Lease	Collateral:	A car carrier vessel.
Expiration Date:	12/21/2020

Vas Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Maturity Date:	10/6/2014*
* As a result of certain financial difficulties, VAS was unable to repay the balance of its loan on October 6, 2014. On July 23, 2015, we sold all of our interest in the loan to GB Loan, LLC. See section entitled Dispositions Following the Quarter.
AET, Inc. Limited
Structure:	Lease	Collateral:	Two Very Large Crude Carriers.
Expiration Date:	3/29/2021

Exopack, LLC
Structure:	Lease	Collateral:	Film extrusion line and flexographic printing presses.
Expiration Date:	10/31/2018

Ardmore Shipholding Limited
Structure:	Lease	Collateral:	Two chemical tanker vessels.
Expiration Date:	4/3/2018

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

Jurong Aromatics Corporation Pte. Ltd.
Structure:	Loan	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Signapore.
Maturity Date:	1/16/2021

Cenveo Corporation
Structure:	Loan	Collateral:	Printing, folding and packaging equipment used in the production of commercial envelopes.
Maturity Date:	10/1/2018

Pacific Radiance Ltd.
Structure:	Lease	Collateral:	Offshore supply vessel.
Expiration Date:	6/12/2024

Técnicas Marítimas Avanzadas, S.A. de C.V.
Structure:	Loan	Collateral:	Four platform supply vessels.
Maturity Date:	8/27/2019

Geokinetics, Inc.
Structure:	Lease	Collateral:	Land-based seismic testing equipment.
Expiration Date:	8/31/2017

Premier Trailer Leasing, Inc.
Structure:	Loan	Collateral:	Trailers.
Maturity Date:	9/24/2020

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

NARL Marketing Inc.
Structure:	Loan	Collateral:	A network of bulk fuel storage terminals, convenience store-type gas stations, including related fuel pumps, storage tanks and real estate.
Maturity Date:	11/13/2017

Sargeant Marine, Inc.
Structure:	Loan	Collateral:	Asphalt carrier vessel.
Maturity Date:	12/31/2018

Siva Global Ships Limited
Structure:	Lease	Collateral:	Two liquefied petroleum gas tanker vessels.
Expiration Dates:	3/28/2022 4/8/2022

Blackhawk Mining, LLC
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	2/28/2018

Revolving Line of Credit

On March 31, 2015, we extended our revolving line of credit (the "Facility") with California Bank & Trust ("CB&T") through May 30, 2017 and the amount available under the Facility was revised to $12,500,000. The Facility is secured by all of the Fund's assets not subject to a first priority lien. Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, by the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The interest rate for general advances under the Facility is CB&T's prime rate.  We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year.  In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At June 30, 2015, there were no obligations outstanding under the Facility and we were in compliance with all covenants related to the Facility.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Performance Analysis

Capital Invested as of June 30, 2015	$307,953,464
Leverage Ratio	1.04:1*
% of Receivables Collected for the Quarter Ended June 30, 2015	84.28%**
*    Leverage ratio is defined as total liabilities divided by total equity.
** Collections as of October 31, 2015. The uncollected receivables relate to our investment with Geden Holdings Limited and Técnicas Maritimas Avanzadas, S.A. de C.V.

One of our objectives is to provide cash distributions to our partners.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO. CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to partners and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period.

We believe that CABO may be an appropriate supplemental measure of an equipment fund's performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund's ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to partners, net equity raised and investments made.
Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Partners

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Performance Analysis (continued)

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement
+ distributions to Partners during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period
= CABO

	Cash Available From Business Operations
	for the Period January 1, 2015 through June 30, 2015

	Cash balance at January 1, 2015	$12,553,252
	Cash balance at June 30, 2015	$12,958,231

	Net change in cash		$404,979

	Add Back:
	Distributions paid to partners from January 1, 2015 through June 30, 2015		$10,455,010

	Investments made during the period
	Investment in joint ventures	$26,187
	Investment by noncontrolling interests	$(4,624)
			$21,563

	Cash Available from Business Operations (CABO)		$10,881,552	(1)

(1)	Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

Transactions with Related Parties

We have entered into certain agreements with our General Partner, our Investment Manager and CĪON Securities, LLC, formerly known as ICON Securities, LLC ("CĪON Securities"), a wholly-owned subsidiary of our Investment Manager and the dealer manager of our offering, whereby we pay or paid certain fees and reimbursements to these parties.  CĪON Securities was entitled to receive a 3% underwriting fee from the gross proceeds from sales of our limited partnership interests, of which up to 1% may have been paid to unaffiliated broker-dealers as a fee for their assistance in marketing the Fund and coordinating sales efforts.
In addition, we reimbursed our General Partner and its affiliates for organizational and offering expenses incurred in connection with our organization and offering.  The reimbursement of these expenses was capped at the lesser of 1.44% of the gross offering proceeds (assuming all of our limited partnership interests were sold in the offering) and the actual costs and expenses incurred by our General Partner and its affiliates.
We pay our Investment Manager (i) a management fee of 3.5% of the gross periodic payments due and paid from our investments and (ii) acquisition fees, through the end of the operating period, equal to 2.5% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Transactions with Related Parties (continued)

For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund's prospectus.
Our General Partner and its affiliates also perform certain services relating to the management of our portfolio. Such services include, but are not limited to, credit analysis and underwriting, receivables management, portfolio management, accounting, financial and tax reporting, and remarketing and marketing services.
In addition, our General Partner and its affiliates are reimbursed for administrative expenses incurred in connection with our operations. Administrative expense reimbursements are costs incurred by our General Partner or its affiliates that are necessary to our operations.
Our General Partner also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds. We paid distributions to our General Partner of $52,275 and $104,550 for the three and six months ended June 30, 2015, respectively. We paid distributions to our General Partner of $52,275 and $104,552 for the three and six months ended June 30, 2014, respectively. Additionally, our General Partner's interest in the net loss attributable to us was $111,595 and $114,207 for the three and six months ended June 30, 2015, respectively. Our General Partner's interest in the net income attributable to us was $29,820 and $46,872 for the three and six months ended June 30, 2014, respectively.
Fees and other expenses incurred by us to our General Partner or its affiliates were as follows:

				Three Months Ended June 30,		Six Months Ended June 30,
Entity	Capacity	Description		2015	2014	2015	2014
ICON Capital, LLC	Investment Manager	Acquisition fees	(1)	$-	$333,125	$-	$558,223
ICON Capital, LLC	Investment Manager	Management fees	(2)	341,929	981,129	1,057,873	1,423,677
ICON Capital, LLC	Investment Manager	Administrative expense reimbursements	(2)	377,840	399,353	703,398	812,310
				$719,769	$1,713,607	$1,761,271	$2,794,210

(1) Amount capitalized and amortized to operations.
(2) Amount charged directly to operations.

At June 30, 2015 and December 31, 2014, we had a net payable of $249,493 and $826,285, respectively, due to our General Partner and affiliates. At June 30, 2015 and December 31, 2014, the payable was primarily related to ICON Leasing Fund Twelve, LLC's noncontrolling interest in the AET Vessels for an expense paid in full by Fund Twelve on our behalf in which we will reimburse Fund Twelve for our proportionate share of such expense. The payable was also related to administrative expense reimbursements due to our Investment Manager.
At June 30, 2015 and December 31, 2014, we had a note receivable from a joint venture of approximately $2,627,000 and $2,609,000, respectively, and accrued interest of approximately $28,000 and $30,000, respectively. The accrued interest is included in other assets on our consolidated balance sheets.  For the three and six months ended June 30, 2015, interest income relating to the note receivable from the joint venture of approximately $103,000 and $204,000, respectively, was recognized and included in finance income on our consolidated statements of operations. For the three and six months ended June 30, 2014, interest income relating to the note receivable from the joint venture of approximately $102,000 and $202,000, respectively, was recognized and included in finance income on our consolidated statements of operations.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Transactions with Related Parties (continued)

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Balance Sheets

	June 30,	December 31,
	2015	2014
	(unaudited)
Assets
Cash and cash equivalents	$12,958,231	$12,553,252
Restricted cash	3,150,000	7,317,126
Net investment in finance leases	114,534,966	118,005,785
Leased equipment at cost (less accumulated depreciation of $46,277,386 and $41,069,511, respectively)	117,543,064	122,750,939
Net investment in notes receivable	33,139,264	62,731,975
Note receivable from joint venture	2,627,139	2,609,209
Investment in joint ventures	18,162,418	18,739,125
Other assets	3,833,611	3,096,488
Total assets	$305,948,693	$347,803,899
Liabilities and Equity
Liabilities:
Non-recourse long-term debt	$138,926,273	$152,903,523
Derivative financial instruments	4,735,550	5,379,474
Deferred revenue	1,582,384	2,365,892
Due to General Partner and affiliates, net	249,493	826,285
Accrued expenses and other liabilities	10,323,041	11,114,968
Total liabilities	155,816,741	172,590,142

Commitments and contingencies

Equity:
Partners' equity:
Limited partners	137,636,172	159,293,140
General Partner	(932,555)	(713,798)
Total partners' equity	136,703,617	158,579,342
Noncontrolling interests	13,428,335	16,634,415
Total equity	150,131,952	175,213,757
Total liabilities and equity	$305,948,693	$347,803,899

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Operations (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Revenue:
Finance income	$2,535,273	$2,988,260	$6,051,260	$6,857,778
Rental income	5,358,997	5,984,439	10,742,559	13,190,111
Income from investment in joint ventures	775,502	480,419	1,283,945	874,020
Gain on sale of assets, net	-	2,229,898	-	2,229,898
Other income	2,964	5,620	5,811	20,043
Total revenue	8,672,736	11,688,636	18,083,575	23,171,850

Expenses:
Management fees	341,929	981,129	1,057,873	1,423,677
Administrative expense reimbursements	377,840	399,353	703,398	812,310
General and administrative	592,801	515,037	1,384,615	1,209,950
Credit loss	17,923,190	78,216	19,983,831	873,215
Depreciation	2,602,077	2,613,997	5,207,875	6,456,485
Interest	1,743,292	2,232,428	3,572,376	4,771,791
(Gain) loss on derivative financial instruments	(146,762)	906,994	805,026	1,568,344
Total expenses	23,434,367	7,727,154	32,714,994	17,115,772
Net (loss) income	(14,761,631)	3,961,482	(14,631,419)	6,056,078
Less: net (loss) income attributable to noncontrolling interests	(3,602,114)	979,504	(3,210,704)	1,368,876
Net (loss) income attributable to Fund Fourteen	$(11,159,517)	$2,981,978	$(11,420,715)	$4,687,202

Net (loss) income attributable to Fund Fourteen allocable to:
Limited partners	$(11,047,922)	$2,952,158	$(11,306,508)	$4,640,330
General Partner	(111,595)	29,820	(114,207)	46,872
	$(11,159,517)	$2,981,978	$(11,420,715)	$4,687,202

Weighted average number of limited
partnership interests outstanding	258,761	258,761	258,761	258,766
Net (loss) income attributable to Fund Fourteen
per weighted average limited partnership
interest outstanding	$(42.70)	$11.41	$(43.69)	$17.93

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Changes in Equity

	Partners' Equity
	Limited Partnership Interests	Limited Partners	General Partner	Total Partners' Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2014	258,761	$159,293,140	$(713,798)	$158,579,342	$16,634,415	$175,213,757

Net (loss) income	-	(258,586)	(2,612)	(261,198)	391,410	130,212
Distributions	-	(5,175,230)	(52,275)	(5,227,505)	-	(5,227,505)
Balance, March 31, 2015 (unaudited)	258,761	153,859,324	(768,685)	153,090,639	17,025,825	170,116,464

Net loss	-	(11,047,922)	(111,595)	(11,159,517)	(3,602,114)	(14,761,631)
Distributions	-	(5,175,230)	(52,275)	(5,227,505)	-	(5,227,505)
Investment by noncontrolling interest	-	-	-	-	4,624	4,624
Balance, June 30, 2015 (unaudited)	258,761	$137,636,172	$(932,555)	$136,703,617	$13,428,335	$150,131,952

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Cash Flows (unaudited)

	Six Months Ended June 30,
	2015	2014
Cash flows from operating activities:
Net (loss) income	$(14,631,419)	$6,056,078
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Finance income, net of costs and fees	497,214	(784,850)
Income from investment in joint ventures	(1,019,118)	(874,020)
Net gain on sale of assets	-	(2,229,898)
Depreciation	5,207,875	6,456,485
Credit loss	19,983,831	873,215
Interest expense from amortization of debt financing costs	354,084	383,646
Interest expense, other	221,550	210,200
Gain on derivative financial instruments	(643,924)	(82,397)
Changes in operating assets and liabilities:
Restricted cash	4,167,126	6,303,104
Other assets, net	(1,091,207)	1,679,661
Accrued expenses and other liabilities	(1,013,477)	(4,268,043)
Deferred revenue	(783,508)	(1,024,368)
Due to General Partner and affiliates	(576,792)	(178,675)
Distributions from joint ventures	898,629	372,939
Net cash provided by operating activities	11,570,864	12,893,077
Cash flows from investing activities:
Proceeds from sale of equipment	-	16,368,941
Principal received on finance leases	1,497,000	835,975
Investment in joint ventures	(26,187)	(5,353,420)
Distributions received from joint ventures in excess of profits	723,383	119,707
Investment in notes receivable	-	(421,889)
Principal and sale proceeds received on notes receivable	11,067,555	24,331,246
Net cash provided by investing activities	13,261,751	35,880,560
Cash flows from financing activities:
Repayment of non-recourse long-term debt	(13,977,250)	(27,180,221)
Investment by noncontrolling interests	4,624	18,484
Distributions to partners	(10,455,010)	(10,455,228)
Repurchase of limited partnership interests	-	(7,178)
Net cash used in financing activities	(24,427,636)	(37,624,143)
Net increase in cash and cash equivalents	404,979	11,149,494
Cash and cash equivalents, beginning of period	12,553,252	9,526,625
Cash and cash equivalents, end of period	$12,958,231	$20,676,119

Supplemental disclosure of cash flow information:
Cash paid for interest	$5,264,025	$4,650,360

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA").  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the "safe harbor" provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as "may," "will," "could," "anticipate," "believe," "estimate," "expect," "continue," "further," "plan," "seek," "intend," "predict" or "project" and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the sections entitled Disposition During the Quarter and Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

·	Visiting www.iconinvestments.com, or
·	Visiting www.sec.gov, or
·	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.